UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) of the Securities Exchange Act Of 1934.

Filed by the Registrant:    [  ]

Filed by a party other than the Registrant:    [  ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Name of Registrant as specified in its Charter)

Payment of filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

____________________________________________________

(2)	Aggregate number of securities to which transaction applies:

____________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________

(4)	Proposed maximum aggregate value of transaction:

____________________________________________________

(5)	Total fee paid $___________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

____________________________________________________

(2)	Form, Schedule or Registration Statement No.:

____________________________________________________

(3)	Filing Party:

____________________________________________________

(4)	Date Filed:

____________________________________________________

2

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
100 Rowland Way
Suite 300
Novato, CA 94945
(415) 878-4000

NOTICE AND PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2005

NOTICE

To the Holders of Common Stock of International Microcomputer Software, Inc.:

The Annual Meeting of the Shareholders of International Microcomputer Software, Inc. (the “Company”) will be held at The Sheraton Four Points Hotel - 1010 Northgate Drive, San Rafael, CA 94903, on Wednesday, March 16, 2005 at 2:00 p.m. Pacific time, for the following purposes:

1.	To elect seven directors for a term of one year.

2.	To ratify the appointment of BURR, PILGER & MAYER LLP as IMSI’s independent auditors for the fiscal year ending June 30, 2005.

3.	To approve the amendment of The 2004 Incentive Stock Option Plan which will result in the addition of 1,000,000 common stock options to the plan.

4.	To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Company’s Board of Directors has fixed the close of business on January 25, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

William J. Bush

CHIEF FINANCIAL OFFICER & SECRETARY

February 1, 2005

3

WHETHER OR NOT YOU EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

4

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
100 Rowland Way
Suite 300
Novato, CA 94945
(415) 878-4000

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS ON MARCH 16, 2005

This Proxy Statement is furnished to shareholders of International Microcomputer Software, Inc., a California corporation (“IMSI” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Wednesday, March 16, 2005 at The Sheraton Four Points Hotel - 1010 Northgate Drive, San Rafael, CA 94903 at 2:00 p.m. Pacific Time and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of Proxy will be mailed to shareholders of the Company on or about February 15, 2005.

SOLICITATION AND REVOCATION OF PROXIES

The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telephone, but such persons will not be specifically compensated for such services.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it either by submitting a new proxy card or by completing a ballot at the meeting at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. If no specification is indicated on a proxy, such proxy will be voted in favor of Proposals 1 - 3 described herein.

VOTING SECURITIES AND RIGHTS

Only shareholders of record at the close of business January 25, 2005 are entitled to execute proxies or to vote at the annual meeting. As of said date there were outstanding 28,248,507 shares of the Company’s common stock of no par value per share (the “Common Shares”). Each holder of Common Shares is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares entitled to vote is required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting, but will not be counted toward determining if a majority of the Common Shares present has voted affirmatively.

5

PROPOSAL ONE: ELECTION OF BOARD OF DIRECTORS

The Company’s Bylaws set the number of directors at eight. The Company’s Board of Directors is currently comprised of seven directors, five of whom are “independent directors” as defined by the proposed rules of the Nasdaq Stock Market leaving one vacancy on the Board. The Company’s management has nominated seven directors to be elected at the annual meeting to serve until the 2006 annual meeting of shareholders or until their successors have been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently directors of IMSI.

In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

The name of and certain information regarding each nominee are set forth below. There are no family relationships among any of our directors or executive officers.

The Board of Directors has nominated the following persons for election:

NAME	AGE	OCCUPATION	DIRECTOR SINCE

Bruce Galloway	46	Chairman of the Board of Directors	2001

Martin Wade, III	55	Chief Executive Officer	2001

Evan Binn	65	Director	2001

Donald Perlyn	61	Director	2001

Robert Mayer	50	Executive Vice President	2000

Robert S. Falcone	58	Director	2002

Richard J. Berman	62	Director	2002

The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. It is the intention of the individuals named as proxies to vote for the nominees. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting is required to elect each director.

Information regarding the persons nominated for election as directors is as follows:

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Bruce R. Galloway, age 46. Mr. Galloway became Chairman of IMSI in August 2001, pursuant to the proposed merger agreement between IMSI and DCDC signed on August 31, 2001.  Mr. Galloway is currently a managing director of Burnham Securities Inc., an NASD Broker/Dealer and an investment bank based in New York and is the President and Founder of Galloway Capital Management.  Prior to joining Burnham, from 1991 to 1993, Mr. Galloway was a senior vice president at Oppenheimer & Company, an investment bank and NASD Broker/Dealer based in New York.  Mr. Galloway holds a B.A. degree in Economics from Hobart College and an M.B.A. in Finance from New York University's Stern Graduate School of Business.  He is currently the Chairman of Datametrics Corporation and Command Security Corp as well as a director of Forward Industries, Inc., Waiter.com, Inc. and GVI Security Solutions, Inc. Mr. Galloway serves as the Chairman of the Compensation and Executive Committees.

6

Martin Wade III, age 55. Mr. Wade became a director and CEO of IMSI in August 2001. He brings to the Company a proven track record in mergers and acquisitions and investment banking. Prior to joining IMSI, he served in several executive positions, including CEO, with DCDC between 2000 and 2002. Mr. Wade served from 1998 to 2000 as an M&A banker at Prudential Securities and from 1996 to 1998 as a managing director in M&A at Salomon Brothers. From 1991 to 1996, Mr. Wade was National Head of Investment Banking at Price Waterhouse, LLC. Mr. Wade also spent six years in the M&A department at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 M&A transactions involving various clients such as, Nike, Cornerstone National Gas Company, Landmark Graphics and Redken Laboratories, Inc. He is also a member of the Board of Directors for DiMon (NYSE: DMN), NexMed (OTC: NEXM), Energy Transfer Group of Dallas, Texas and Command Security Corp (OTC: CMMD).

Donald Perlyn, age 61. Mr. Perlyn became a director of IMSI in August 2001. Mr. Perlyn serves as Executive Vice President of Nathan's Famous, Inc. and President of its subsidiary Miami Subs Corporation. He was hired by Miami Subs in May 1989 and became its President in July of 1998. In October 1999 Miami Subs was acquired by Nathan's Famous Inc., itself a DCDC subsidiary. Mr. Perlyn is also a member of the Board of Directors of Nathan's Famous, Inc. (NASDAQ: NATH) Mr. Perlyn is an attorney and a 32-year veteran of the of the restaurant industry.

Evan Binn, age 65. Mr. Binn became a director of IMSI in August 2001. Mr. Binn received his bachelor’s degree from the University of California at Los Angeles and is a certified public accountant in California. He is a member of the California Society of Certified Public Accountants and has maintained a practice in Los Angeles, California for thirty-seven years.

Robert Mayer, Founder & Executive Vice President of Precision Design, age 50. Mr. Mayer became a director in February 2000. Mr. Mayer served as the Company’s Vice President of Sales from 1990 until 1995 and then as Executive Vice President of Worldwide Sales until March 2000 when he left the Company to serve as a Vice President at Adventa.com, Inc. Mr. Mayer rejoined the IMSI team in November 2000 as Executive Vice President. Mr. Mayer also served as a director from 1985 until May 1999. Mr. Mayer received a Bachelor of Arts degree from the University of California at Berkeley, and Masters of Science degree from the University of Washington.

Robert S. Falcone, age 58. Mr. Falcone became a director in February 2002 and has over 35 years of financial management and Board experience. Mr. Falcone is currently President and Chief Executive Officer of Catalyst Acquisition Group, a private equity corporate buyout firm. From 2003 to 2004 he served as the Executive Vice President and Chief Financial Officer of BearingPoint, Inc. an international consulting firm serving Global 2000 companies, medium-sized businesses, government agencies and other organizations. From 2000 to 2002 he was chief financial officer for 800.com, a pioneer in consumer electronics Internet retailing. He served as senior vice president and chief financial officer for Nike, Inc. from 1992 to 1998, a time when the company grew annual sales to nearly $10 billion. He began his career at Price Waterhouse, LLP where he spent 21 years, eight of which as an audit partner., A graduate of Villanova University and a certified public accountant, Mr. Falcone serves on the boards of directors for RadioShack Corporation (NYSE: RSH), and The Nautilus Group (NYSE: NLS). Mr. Falcone serves as the Chairman of the Audit Committee.

Richard J. Berman, age 62. Mr. Berman became a director in February 2002. His business career spans 35 years of venture capital, management and mergers and acquisitions experience. In the last five years, Mr. Berman was Chairman and CEO of Internet Commerce Corporation, an internet supply chain company whose market capitalization rose from $1.2 million to about $1 billion. He is Chairman of a financial services company and Candidate Resources, Inc., the leading company in the delivery of HR services over the web. Previously Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions. He is a past Director of the Stern School of Business of NYU where he has a B.S. and an M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman serves on the boards of directors for several companies, mainly in technology markets, Dyadic International, Inc. (OTC: DYAD.OB), Internet Commerce Corporation (NASDAQ: ICCA), MediaBay, Inc. (NASDAQ: MBA4), NexMed, Inc. (NASDAQ: NEXM) and GVI Security Solutions Inc. (OTC: GVIS.OB). .

Each of the nominees has been engaged in the principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the company. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES ABOVE

COMMITTEES OF THE BOARD OF DIRECTORS

The company currently has three standing committees of the Board of Directors which include the Executive, Audit and Compensation Committees. The members of the committees are identified in the following table.

	Executive Committee	Audit Committee	Compensation Committee

Evan Binn		XX	XX

Richard J. Berman	XX	XX

Robert S. Falcone		Chair

Bruce R. Galloway	Chair		Chair

Robert Mayer

Donald Perlyn			XX

Martin Wade III	XX

THE BOARD OF DIRECTORS

The Board of Directors held two meetings during FY 2004 and has held no meetings in Fiscal 2005 through December 31, 2004. The Board has two meetings scheduled for FY 2005 one in March after the Annual Meeting and one in June 2005. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. No director attended less than 75% of all the meetings of the Board and those committees on which he served in FY 2004.

7

THE EXECUTIVE COMMITTEE

The Executive Committee may exercise certain authority of the Board between Board meetings as noted in its charter attached as Appendix A. The principal restrictions on the Executive Committees authority are (a) to the extent that the Board has delegated authority to another committee or to other persons, (b) as limited by California law, and (c) the Executive Committee is prohibited from authorizing the sale of all or substantially all of the Company’s assets. The Executive Committee held fifteen meetings in the fiscal year ended June 30, 2004 (“FY 2004”) and has held four meetings through December 31, 2004 for the current fiscal year ending June 30, 2005.

THE AUDIT COMMITTEE

The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the company’s independent auditors. The Audit Committee recommends for approval by the Board of Directors an independent firm of certified public accountants whose duty it is to audit the financial statements of the company for the fiscal year in which they are appointed. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the company’s internal compliance programs. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee are intended to be in accord with Securities and Exchange Commission rules with regard to corporate audit committees. The Audit Committee held four meetings during FY 2004. For the fiscal year ending June 30, 2005, the Audit Committee had held four meetings through December 31, 2004.

THE COMPENSATION COMMITTEE

The Compensation Committee administers the Company’s stock option plans, including the review and grant of stock options to officers and other employees under the company’s stock option plans. The Compensation Committee also reviews and approves various other company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the company. The Compensation Committee had two meetings during FY 2004 and has had one meeting in Fiscal 2005 through December 31, 2004.

NOMINATION AND SHAREHOLDER COMMUNICTION PROCESSES

Currently the Board of Directors functions as the company’s nominating committee. The Board performs the functions typical of a nominating committee, including the identification, recruitment and selection of nominees for election as directors of the Company. Five of the seven members of the Board (Messrs. Galloway, Falcone, Berman, Binn & Perlyn) are “independent” as that term is defined by the Nasdaq Stock Market listing standards and participate in the consideration of director nominees. The nominees for election as directors at this Annual Meeting were unanimously recommended by the Board. The Board believes that a nominating committee separate from itself is not necessary at this time, given the size of the Company and the Board, to ensure that candidates are appropriately evaluated and selected and that an additional committee of the Board would not add to the effectiveness of the evaluation and nomination process.

The Board’s process for recruiting and selecting nominees is for Board members to attempt to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to the Company’s governance and who are willing to serve as directors of a public company. To date, the Company has not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Board and is sounded out concerning their possible interest and willingness to serve, and Board members discuss amongst themselves the individual’s potential to be an effective Board member.

To date, no shareholder has presented any candidate for consideration as a Board member and the Company does not have a specific policy on shareholder-recommended director candidates. However, the Committee believes its process for evaluation of nominees proposed by shareholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the Committee will require that candidates possess, at a minimum, a desire to serve on the Company’s Board, an ability to contribute to the effectiveness of the Board, an understanding of the function of the Board of a public company and relevant knowledge and experience. In addition, while not required of any one candidate, the Committee would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies. In evaluating any candidate for director nominee, the Committee will also evaluate the contribution of the proposed nominee toward compliance with the Nasdaq Stock Market listing standards.

Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process, in which any communication addressed to the Board at the Company’s offices at 100 Rowland Way, Suite 300, Novato, Ca 94945 in care of the Chairman of the Board, President or other corporate officer is required to be forwarded to the entire Board, has served the Board's and its shareholders' needs. There is no screening process, and all shareholder communications which are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of the Chairman of the Board.

8

REMUNERATION OF MEMBERS OF THE BOARD OF DIRECTORS

In addition to reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, IMSI compensates its non-executive directors according to the following schedule which became effective April 1, 2004:

•	An annual retainer for each non-executive director in the amount of $10,000.

•	An additional annual retainer for the Audit Committee Chairman in the amount of $2,500.

•	An additional annual retainer for the Executive Committee Chairman in the amount of $1,500.

•	An additional annual retainer for the Compensation Committee Chairman in the amount of $1,500.

•	A $1,000 payment for each non-executive director per Board of Directors meeting attended.

•	A $1,000 payment for each participant non-executive director per attended meeting of a Committee of Board of Directors.

Effective January 31, 2005, the Board of Directors, in addition to the cash compensation detailed above, approved the modification of the compensation plan to grant options to purchase the common stock of the Company as follows:

·	An annual grant of 50,000 common stock options for each non-executive director.
·	An additional annual grant of 25,000 common stock options for the Chairman of the Board of Directors.
·	An additional annual grant of 25,000 common stock options for the Audit Committee Chairman.
·	An additional annual grant of 25,000 common stock options for the Executive Committee Chairman.
·	An additional annual grant of 25,000 common stock options for the Compensation Committee Chairman.

All of such options to have a vesting requirement over a period of one year from date of grant which shall be deemed to be the first day of the month after which the director is deemed to be elected and accepts such position with 25% of such options to vest as of the last day of each three month period elapsing after the date of commencement of the director’s term. The exercise price of such options shall be the market price of the Company's common stock on the date of grant of the options.

The following table details the compensation received by our directors for their service on the Board or its committees during fiscal 2004 and during fiscal 2005 through December 31, 2004.

Name	Amount FY 04	Amount FY 05, through December 31, 2004

Richard J. Berman	$2,500	$17,000

Evan Binn	$3,500	$13,000

Robert S. Falcone	$4,125	$15,500

Bruce R. Galloway	$2,500	$17,000

Robert Mayer	$--	$--

Donald Perlyn	$2,500	$10,000

Martin Wade III	$--	$--

Total	$15,125	$72,500

No warrants or stock options were issued to any director during FY 2005 for services as a director through December 31, 2004. During FY 04, except for , Mr. Wade who was granted 46,667 warrants as described below, there were no warrants or stock options issued to any director . These warrants were awarded to Mr. Wade as part of a bonus in connection with his services as Chief Executive Officer. No warrants or stock options were issued to any director during FY 2003 for services as a director.

During fiscal 2002, we issued warrants to our board members, to purchase an aggregate of 1,300,000 shares of our Common Stock. These warrants have an exercise price of $0.81and expire, depending on the board member, between one and three years from the termination of their services to the Company.

Except as described in “Executive Compensation” below as regards Mr. Wade’s services as Chief Executive Officer and in “Certain Relationships and Related Transactions” regarding a consulting agreement with Mr. Galloway, no director is a party to any other arrangements pursuant to which such director was compensated by IMSI during FY 2003 or through January 1, 2004.

9

The following table outlines the outstanding warrants held by each board member at December 31, 2004. None of the persons listed below has exercised any warrants since the grant date.

Name of Holder	Issue Date	Expiration Date	Number of Warrants	Exercise Price

Berman, Richard	04/04/02	1 yr after termination	250,000	$0.81

Binn, Evan	04/04/02	1 yr after termination	50,000	$0.81

Falcone, Robert	04/04/02	1 yr after termination	250,000	$0.81

Galloway, Bruce	04/04/02	3 yrs after termination	500,000	$0.81

Mayer, Robert	04/04/02	1 yr after termination	250,000	$0.81

Perlyn, Donald	04/04/02	1 yr after termination	50,000	$0.81

Wade, Martin	07/03/03	07/02/08	46,667	$0.75

Total Outstanding			1,346,667

10

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

On the recommendation of the Audit Committee, the Board of Directors has appointed BURR, PILGER & MAYER LLP, independent auditors, to audit the consolidated financial statements of IMSI for the fiscal year ending June 30, 2005, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

BURR, PILGER & MAYER LLP, independent auditors, were retained pursuant to their engagement letter dated January 10, 2005.

We expect representatives of BURR, PILGER & MAYER LLP to be present at the meeting and such representatives will have the opportunity to make a statement if they desire to do so as well as to respond to appropriate questions.

Grant Thornton LLP has audited our financial statements for the fiscal year ended June 30, 2004 and for the preceding five fiscal years.

As previously disclosed in our filing on Form 8-K filed with the Securities and Exchange Commission on November 12, 2004, the Audit Committee of the Board of Directors of International Microcomputer Software, Inc. was notified on November 10, 2004 that Grant Thornton LLP, its independent registered accounting firm, resigned effective November 11, 2004.

The reports issued by Grant Thornton LLP on IMSI's financial statements for both of the two most recent fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

During IMSI's two most recent fiscal years and through November 11, 2004, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its reports.

As required by Item 304(a)(3) of Regulation S-B, IMSI furnished Grant Thornton LLP with the disclosures contained in the Form 8-K report and Grant Thornton LLP furnished IMSI with a letter addressed to the Securities and Exchange Commission which stated that it agreed with the statements made by IMSI. A copy of Grant Thornton LLP's letter dated November 11, 2004 was included as Exhibit 16 to the Form 8-K filed with the Securities and Exchange Commission on November 12, 2004.

We do not expect representatives of Grant Thornton LLP to be present at the meeting.

FEE DISCLOSURE

Prior to having engaged Grant Thornton LLP to perform any service, audit or otherwise, the Audit Committee specifically reviewed, with the assistance of management, the nature and purpose of those proposed services. As a matter of policy, all such services were approved prior to the commencement of those services. Subsequent to their completion the results of the service were reviewed by the Committee.

The Audit Committee expects to utilize the same policy with respect to any services that Burr, Pilger & Mayer may perform.

Audit Fees

Grant Thornton, LLP, our principal accountant during the previous two fiscal years, billed us audit fees in the aggregate amounts of $135,627 and $178,000 during Fiscal 2004 and 2003 respectively. These fees relate to the audit of our annual financial statements, to the review of our financial statements included in our quarterly reports on Forms 10-QSB and regulatory filings or engagements in the previous two fiscal years.

11

Audit-Related Fees

Grant Thornton, LLP, our principal accountant during the previous two fiscal years, billed us audit-related fees in the aggregate amounts of $12,536 and $33,000 during Fiscal 2004 and 2003 respectively. These fees relate primarily to acquisition and asset sale activity.

Tax Fees

Grant Thornton, LLP, our principal accountant during the previous two fiscal years, billed us tax fees in the aggregate amounts of $20,643 and $121,000 during Fiscal 2004 and 2003 respectively. These fees relate to preparation of our current income tax filings and for tax advice and planning regarding mergers, acquisitions and disposition of assets.

All Other Fees

No other fees were billed during the previous two fiscal years.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of BURR, PILGER & MAYER LLP as our independent auditors. The effect of an abstention is the same as a vote against the ratification of BURR, PILGER & MAYER LLP as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS OUR INDEPENDENT AUDITORS.

12

PROPOSAL THREE: AMENDMENT OF THE 2004 INCENTIVE STOCK
OPTION PLAN

The Board of Directors has previously adopted and the shareholders have approved a stock option plan, known as the 2004 Incentive Stock Option Plan (the “Option Plan”), for the purpose of providing stock options to employees, directors and other valued contributors to the Company, and pursuant to which the Company has reserved three million (3,000,000) shares of Common Stock for issuance upon exercise of such stock options; and

The Board of Directors deems it is in the best interest of the Company and its shareholders to increase the number of shares for which options may be granted under the Option Plan by an additional one million (1,000,000) shares of Common Stock;

The Board of Directors of the Company recommends the approval of the amendment of the 2004 Plan, such that Article V, paragraph A shall read as follows:

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed four million (4,000,000) shares; provided, however, that the number of shares issuable on exercise of outstanding options under the Plan and all other stock option, stock bonus and similar plans or agreements of the Corporation (except as otherwise provided by the California Corporations Code and regulations promulgated thereunder) shall at no time exceed thirty percent (30%) of the number of outstanding shares of the Corporation’s capital stock. In the event that the Corporation’s Board of Directors authorizes the grant of options under the Plan such that the 30% limit set forth above is exceeded, those options authorized in excess of the 30% limit will not be considered granted until such time as (i) additional shares are issued by the Corporation to bring the authorized options within the 30% limit, or (ii) the consent of the holders of at least two-thirds of the Company’s outstanding shares is obtained to the issuance of options in excess of the 30% limit.

Such amendment to the Option Plan will not take effect until it is approved by the affirmative vote of the holders of not less than fifty percent of the Company’s outstanding Common Stock.

An aggregate of four million (4,000,000) shares of the Company’s Common Stock are hereby reserved for issuance under the Option Plan.

The Board of Directors also believes that it is in the Company’s best interests to register the additional one million (1,000,000) shares reserved for issuance under the amended Option Plan.

Upon obtaining the consent of the Company’s shareholders as described above, the President, Secretary and such other officers as they may designate are hereby , authorized, directed and empowered to prepare and file with the United States Securities Exchange Commission a Registration Statement on Form S-8 to effect the registration of the additional one million (1,000,000) shares of Common Stock being added to the Option Plan and to prepare and file any and all additional applications and registrations with the State Blue Sky administrators as may be deemed appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE AMENDMENT OF THE 2004 INCENTIVE STOCK OPTION PLAN.

13

BENEFICIAL OWNERSHIP

OWNERSHIP OF VOTING SECURITIES BY PRINCIPAL HOLDERS AND MANAGEMENT

The following table sets forth, as of December 31, 2004, the beneficial ownership of the Company's Common Stock by:

•	Each person who is known by the Company to own of record or beneficially more than five percent (5%) of the Company's Common Stock, based solely upon filings made by such persons under Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”).

•	Each director or nominee

•	Each other executive officer, and

•	All directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and dispositive power with respect to the shares indicated, subject to community property laws where applicable.

	Total
Name	Number	Percent

Digital Creative Development Corp	7,685,758	27.28%

Monterey Bay Tech, Inc. (formerly Aladdin Systems Holding, Inc.)	3,383,688	12.01%

Gordon Landies	1,660,025	5.69%

Robert Mayer	867,086	3.04%

Bruce R. Galloway	782,500	2.73%

William J. Bush	327,426	1.15%

Robert S. Falcone	265,000	0.93%

Richard J. Berman	250,000	0.88%

Evan Binn	60,000	0.21%

Donald Perlyn	50,000	0.18%

Martin Wade, III	46,667	0.17%

All directors and executive officers as a Group	5,331,304	16.95%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

We have been provided with copies of all forms (3, 4 and 5) filed by officers, directors, or ten percent shareholders within three days of such filings with the exception of any filings which would need to be filed by Monterey Bay Tech, Inc. (formerly Aladdin Systems Holding, Inc.).

With the exception of any filings which may be required to be filed by Monterey Bay Tech, Inc (formerly Aladdin Systems Holding, Inc.)and which have not been filed as of December 31, 2004, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all required Section 16(a) filings applicable to officers, directors and greater than ten percent shareholders in the twelve months ended June 30, 2004 and through December 31, 2004 were timely filed.

The Audit Committee includes at least one member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Robert S. Falcone is the director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Falcone’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Falcone any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors

14

MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

Martin Wade III, CEO. See above.

Gordon Landies, President, age 48. Mr. Landies joined IMSI on September 1, 2001 as President subsequent to the merger agreement between IMSI and DCDC. He brings to the Company 17 years of experience in management of software companies. Before joining IMSI Mr. Landies was a consultant and managing partner in GL Ventures, LLC providing services to software publishing and media companies. In 1999, Mr. Landies was the General Manager of the Home and Game division of Mattel Interactive. From 1994 to 1998 Mr. Landies held positions of Senior Vice President of sales and Executive Vice President for Mindscape, a $100+ million consumer software company. From 1990 to 1994 he was Vice President of sales for The Software Toolworks. Mr. Landies previously served on the Board of Directors of IMSI from 1995 to 1998 as well as on the Boards of Directors of Mindscape, Inc, Entertainment Universe, Inc. and several other private organizations. Mr. Landies graduated in 1981 from Northern Illinois University with a Masters of Business Administration and holds a B.S. in economics from Elmhurst College.

Robert Mayer, Executive Vice President of Precision Design. See above.

William J. Bush, CFO, age 39. Mr. Bush joined our executive team in September 2002. As the former Director of Business Development for Buzzsaw.com and former Corporate Controller and Finance Manager for the AutoCAD Product Division at Autodesk, Inc., the fourth largest software applications company in the world, he brings over 15 years of experience in accounting, financial support and business development to IMSI. Prior to joining IMSI, Mr. Bush was one of the founding members of Buzzsaw.com, a privately held company spun off from Autodesk in 1999, focusing on on-line collaboration, printing and procurement applications. At Buzzsaw.com, Mr. Bush was responsible for establishing the company’s finance and accounting infrastructure as well as leading its acquisition and financing efforts. From 1997 to 1999, Mr. Bush was the Corporate Controller at Autodesk, where his responsibilities included financial planning and analysis, general accounting, and SEC and management reporting. Mr. Bush began his career in public accounting with Ernst & Young, and later with Price Waterhouse in Munich, Germany. He received a B.S. in Business Administration from U.C. Berkeley and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid for services rendered to IMSI and its subsidiaries in all capacities during each of the fiscal years ended June 30, 2004, 2003 and 2002 to (i) our chief executive officer during fiscal 2004; and (ii) our most highly compensated executive officers other than the CEO who were serving as executive officers at the end of fiscal 2004.

			Annual Compensation			Long-Term Compensation Awards
Name and Principal Positions		Fiscal Year	Salary ($) (1)	Bonus ($) (1)	Other Annual Compensation ($) (2)	Securities Underlying Options (#)

Martin Wade III		2004	200,000	--	12,246	46,667
Chief Executive Officer		2003	175,000	175,000	7,976	(2,000,000)
		2002	100,000	25,000	4,458	2,000,000

Gordon Landies		2004	180,000	--	12,246	150,000
President	(3)	2003	156,000	221,500	7,976	30,025
		2002	130,000	40,000	65,670	1,250,000

Robert Mayer		2004	133,500	44,000	16,465
Executive Vice President,		2003	120,000	18,000	28,708	57,500
Precision Design		2002	120,000	66,044	3,827	382,500

William Bush		2004	123,542	6,000	--	100,000
Chief Financial Officer & Secretary		2003	99,279	106,000	--	162,426
		2002	--	--	--	--

1.	Amounts stated above are the actual amounts received. Amounts paid in fiscal 2004 are based upon the following annual salaries: Wade $200,000, Landies $180,000, Mayer $138,000, and Bush $125,000.

2.	Includes payments of medical and dental insurance premiums by the Company on behalf of the named officers’ dependants.

3.	Includes $55,000 of consulting fees.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Note Receivable from Related Party - DCDC 15% Note

On September 18, 2003, we received a 15% one-year note from Digital Creative Development Corporation (“DCDC”) upon extending a loan to DCDC in the amount of $350,000 secured by 400,000 shares of IMSI’s stock held by DCDC and due on September 18, 2004. Concurrent with this note, DCDC repaid the entire principal portion of a $50,000 note, made in favor of IMSI on February 25, 2003. That note, due on February 25, 2004, was unsecured and carried a 4% interest rate. The note had been previously recorded as a fully reserved receivable as it was unsecured. The reversal of the reserve upon the repayment of this note was consequently accounted for as other income during the first quarter of fiscal 2004.

On September 18, 2004, we amended the terms of the $350,000 promissory note with DCDC extending the maturity of the note to May 31, 2005.  The accrued interest which was earned through September 18, 2004 was paid in full on October 1, 2004 in addition to a principal payment in the amount of $25,000.  Additionally, DCDC agreed to increase the collateral attached to the note by assigning to IMSI its interest in a private equity investment.

Consulting agreement

On May 1, 2003, we entered into a consulting agreement with Mr. Bruce Galloway, chairman of our board of directors, to provide services to the company related to potential acquisitions and divestitures. In return for his services, Mr. Galloway could be entitled to a fee from zero to $200,000 dependent on his involvement and the consideration received or paid by us as a result of the transaction. Upon the successful sale of ArtToday in June 2003, we paid Mr. Galloway a fee of $150,000 per the terms of the agreement.

Five-year, 15% secured promissory notes, with warrants attached

In March 2003, we initiated a private placement of five-year, 15% secured promissory notes to accredited investors. We were successful in raising $805,000. Purchasers of the notes also received warrants to purchase IMSI’s common stock at the rate of one warrant for each $2.00 of principal of the notes. These warrants have a strike price of $0.45 and will expire on June 30, 2006. The notes were secured by a pledge of the common stock of ArtToday.com.

None of the participants in these private placements, except for our Chief Financial Officer, Mr. William J. Bush and Mr. Joseph Abrams (an IMSI related party as a former beneficial owner of IMSI Common Stock) who participated in the amounts of $80,000 and $50,000 respectively and received 40,000 and 25,000 warrants to purchase shares of IMSI’s stock respectively, were deemed to be an “affiliate” or a “related party” as defined in Statement of Financial Accounting Standards No.57, “Related Party Disclosures”.

The offering was conducted directly by IMSI. Proceeds of the offering were intended to retire existing debt, purchase of and/or license of digital content and software assets and fund general working capital needs.

Concurrent with the sale of ArtToday on June 30, 2003, we repaid the notes in full with an early repayment penalty of 2% which was $16,000.

16

EMPLOYEE AND DIRECTOR STOCK OPTIONS AND WARRANTS

EMPLOYEE STOCK INCENTIVE PLANS AND EQUITY RELATED TRANSACTIONS

During fiscal 2004, we adopted a new stock option plan “The 2004 Incentive Stock Option Plan” (the “2004 Plan”). Our Board of Directors and shareholders adopted the predecessor to the 2004 Plan, the 1993 Incentive Option Plan on June 30, 1993 (the “1993 Plan”). The purpose of the 2004 and the 1993 Plans was to further the growth and general prosperity of IMSI by enabling our employees to acquire Common Shares, increasing their personal involvement in the Company and thereby enabling IMSI to attract and retain those employees.

Under existing federal tax laws, certain benefits are not applicable to stock options granted under plans adopted more than ten years prior. In particular, options granted more than ten years after adoption of the 1993 Plan are not eligible for incentive stock option treatment within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. IMSI believes that the ability to grant incentive stock options to its employees is critically important we hope to offer incentive compensation to such employees on par with those provided by our competition and others in the high-tech industry. In addition, tax laws and incentive compensation policies have changed since adoption of the 1993 Plan. As a result, our Board of Directors has adopted and our shareholders have approved the 2004 Plan to permit IMSI to offer a wide range of incentives, including incentive and non-statutory stock options and stock purchase rights.

The 2004 Plan provides for the granting of options to purchase up to an aggregate of 3,000,000 common shares to employees, directors and other service providers of IMSI. Any options that expire prior to exercise will become available for new grants from the “pool” of ungranted options. Options that are granted under the 2004 Plan may be either options that qualify as incentive stock options under the Internal Revenue Code (“Incentive Options”), or those that do not qualify as such incentive stock options (“Non-Incentive Options”).

The 2004 Incentive Options may not be granted at a purchase price less than the fair market value of the Common Shares on the date of the grant (or, for an option granted to a person holding more than 10% of the Company’s voting stock, at less than 110% of fair market value) and Non-Incentive Options may not be granted at a purchase price less than 85% of fair market value on the date of grant.

The term of each option, under the 2004 plan, which is fixed at the date of grant, may not exceed ten years from the date the option is granted (by law, an Incentive Option granted to a person holding more than 10% of the company’s voting stock may be exercisable only for five years). At December 31, 2004, 1,355,838 options were available for future grants under the 2004 plan.

The 1993 Employee Incentive Plan, as amended, permitted us to grant options to purchase up to 2,925,000 shares of common stock to employees, directors and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for non-statutory stock options. These options generally expire 10 years from the date of grant and become exercisable ratably over a 1 to 3 year period. The plan expired on June 30, 2003. At December 31, 2004, no shares were available for future grants under the 1993 plan.

Option activity for the previous two fiscal years under the 2004 and 1993 plan is as follows:

	Number of Shares	Weighted Average Exercise Price

Outstanding, June 30, 2002	2,151,138	$0.72

Granted (weighted average fair value of $0.54)	974,351	0.66

Exercised	(29,333)	0.20

Cancelled	(835,403)	0.85

Outstanding, June 30, 2003	2,260,753	$0.66

Granted (weighted average fair value of $1.44)	1,374,562	1.52

Exercised	(376,116)	0.42

Cancelled	(90,954)	0.85

Outstanding, June 30, 2004	3,168,245	$1.05

17

In addition, warrants have been granted from time to time in conjunction with financings, debt settlements, Board of Directors and employee compensation and consulting arrangements. Warrant activity for the previous two fiscal years is as follows:

	Number of Warrants	Average Exercise Price

Outstanding, June 30, 2002	7,066,577	$1.22

Granted (weighted average fair value of $0.90)	1,302,500	0.95

Exercised	(2,112,500)	0.81

Outstanding, June 30, 2003	6,256,577	$1.16

Granted (weighted average fair value of $0.85)	1,451,667	1.46

Exercised	(565,000)	0.30

Expired	(185,000)	0.96

Outstanding, June 30, 2004	6,958,244	$1.30

Additional information regarding options and warrants outstanding as of June 30, 2004 is as follows:

Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Avg. Remaining Life	Weighted Avg. Exercise Price	Number Exercisable	Weighted Avg. Exercise Price

$0.20-$0.60	548,326	8.07	0.39	489,494	0.39

$0.63-$0.71	508,177	8.84	0.69	503,177	0.69

$0.75-$1.06	711,667	6.39	0.82	657,175	0.81

$1.40-$1.44	733,100	9.83	1.41	96,149	1.43

$1.66-$4.17	666,975	9.38	1.73	116,611	2.06

	3,168,245			1,862,606

Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Avg. Exercise Price	Number Exercisable	Weighted Avg. Exercise Price

$0.20 - $0.32	520,000	0.23	520,000	0.23

$0.45 - $0.46	1,002,500	0.46	1,002,500	0.46

$0.50 - $0.75	716,953	0.62	716,953	0.62

0.81	2,737,500	0.81	2,737,500	0.81

$0.86 - $1.15	907,000	1.06	658,250	1.03

$1.21 - $2.30	680,000	1.89	677,500	1.89

$5.00 - $14.85	394,291	9.05	394,291	9.05

	6,958,244		6,706,994

18

OPTION / WARRANT GRANTS

OPTION GRANTS

There were no SAR grants of stock options made during the last fiscal year to any of the named executive officers.

WARRANT GRANTS

The following table sets forth the individual grants of warrants made during the last fiscal year to each of the named executive officers.

Officer	Number of securities underlying options/SARS granted	Percent of total warrants granted to employees in fiscal year	Exercise or base price	Expiration Date

Bush, William	100,000	13.48%	$1.15	10/29/2013

Landies, Gordon	150,000	20.22%	1.15	10/29/2013

Wade, Martin	46,667	6.29%	$0.75	07/03/2013

OPTIONS EXERCISED

The following table sets forth the option exercises made during the last fiscal year by each of the named executive officers; and, information with respect to the number of shares covered by both exercisable and non-exercisable stock options as of June 30, 2004. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock option and the fiscal year-end price of the Common Stock.

Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values
			Number of Unexercised Options/SARs At June 30, 2004 (1)	Value of Unexercised In-The-Money Options At June 30, 2004 ($) (2)
Name	Exercise #	Value Realized ($)	Exercisable / Unexercisable	Exercisable / Unexercisable

Bush, William			149,933 / 12,493	$70,299 / $4,248

Landies, Gordon			30,025 / --	$23,722 / $--

Mayer, Robert			107,500 / --	$88,050 / $--

1.	These options, which typically have a four-year vesting period, become exercisable over time based on continuous employment with the Company; and, in certain cases, are subject to various performance criteria or vest in full immediately.

2.	Based on the difference between the market price of the common stock at June 30, 2004 ($1.27 per share) and the aggregate exercise prices of the options.

EQUITY COMENSATION PLAN INFORMATION

The following table summarizes the number of outstanding options granted to employees, service providers and directors, as well as the number of securities remaining available for future issuance, under the Company’s compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	3,207,913	$1.08	1,898,027

Equity compensation plans not approved by security holders	6,598,244	$1.34	0

Total	9,806,157	$1.25	1,898,027

The 1993 Incentive Option Plan ( the “1993 Plan”) was originally adopted by the Board and approved by the stockholders in 1993 and then amended, with the approval of the Board and shareholder’s, at various times after that date. Employees and service providers, including executive officers and the members of the Board of Directors, were eligible to participate in the 1993 Stock Plan. The 1993 Plan was intended to help the Company attract and retain outstanding individuals in order to promote the Company’s success. Incentive stock options (that is, options that entitle the optionee to special U.S. income tax treatment) and non-statutory stock options may be granted under the 1993 Plan. Options granted under the 1993 Plan generally vest over periods ranging from one to four years and expire within ten years of date of grant. The exercise price of the stock options granted under the 1993 Plan is equal to the closing price of our Common Stock on the grant date. The plan expired on June 30, 2003 and was replaced, with Board of Director and shareholder approval, by the 2004 Incentive Stock Option Plan.

Warrants, which were not approved by the shareholders, have been issued with the Board’s approval to various to employees, service providers and directors. The issuance of these warrants is intended to help the Company attract and retain outstanding individuals and to assist the company in raising funds and retaining qualified service providers in certain specialized areas in order to promote the Company’s success. These warrants generally vest, and are exercisable, over periods ranging from one to four years from the date of grant. The exercise price of the warrants granted generally is equal to the closing price of our Common Stock on the grant date.

19

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a subcommittee of the Board of Directors comprised solely of independent directors as required by the listing standards of the NASDAQ National Market. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

 The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting, the systems of internal control and the audit process; and by monitoring compliance with applicable laws, regulations and policies.

 The Audit Committee reviewed and discussed the audited financial statements for fiscal 2004 and the unaudited interim statements for the first fiscal quarter ended September 30, 2004 with management and Grant Thornton LLP, IMSI’s former independent auditors. The Audit Committee will discuss and review with management and BURR, PILGER & MAYER LLP, IMSI’s current independent auditors, the unaudited interim statements for fiscal 2005 and the audited financial statements for the fiscal year ending June 30, 2005. Management is responsible for the quarterly and annual financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles. In addition, we received from and discussed with Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed Grant Thornton LLP’s independence with them, and discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, each as currently in effect.

With the notification by Grant Thornton on LLP, the Company’s former independent auditors, of their intent to resign as of November 11, 2004, the Committee discussed with Grant Thornton’s representatives, in private session, its reasons for resigning and determined to its satisfaction that their were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its reports during IMSI's two most recent fiscal years and through November 11, 2004.

Thereafter, with the assistance of management, the Committee commenced a search to identify a new independent accounting firm to perform reviews of the Company’s quarterly filings and complete audits of its annual statements. The search, which identified and resulted in the retention of Burr. Pilger & Mayer LLP, subject to the affirmation of the Company’s shareholders, was focused on ensuring that the new firm had sufficient

❖	technical resources to ensure current and future compliance with all FASB and other regulatory accounting and reporting guidance

❖	software industry experience to assist in the implementation of industry specific practices, rules and reporting requirements

❖	people resources to meet all company deadlines and relationships to address any issues associated with the Company’s international operations

❖	people and technical resources to assist the Company with any significant acquisitions or divestures

After a thorough candidate search, interview and review process, the Committee determined that Burr. Pilger & Mayer LLP met the above criteria and appointed it the Company’s auditors for fiscal 2005.

The Audit Committee discussed with IMSI’s independent auditor the overall scope and plans for their audit. In addition, the Audit Committee met with the independent auditors, with and without management present, and discussed the results of their examinations and the overall quality of IMSI’s financial reporting.

20

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that IMSI’s audited financial statements be included in IMSI’s Annual Report on Form 10-KSB, as amended, for the FY 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

By:	/s/ ROBERT S. FALCONE

Robert S. Falcone Director, Chairman of the Audit Committee

By:	/s/ EVAN BINN

Evan Binn Director

By:	/s/ RICHARD J. BERMAN

Richard J. Berman Director

21

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors is comprised of three non-employee directors. Members of this Committee are required to meet the independence requirements for non-employee directors under the NASDAQ Marketplace Rules, Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code of 1986. During fiscal year 2004 and as of January 1, 2005, the Compensation Committee consisted of Bruce Galloway, Chairman, Donald Perlyn and Evan Binn.

The purpose of the Compensation Committee is to ensure the Company has programs in place to attract, retain and develop a highly effective management team and to discharge the Board’s responsibilities relating to certain compensation matters of the Company.

Specifically, the Compensation Committee is responsible for establishing the policies and programs that determine the compensation of our executive officers. The Compensation Committee sets base cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of IMSI and, in addition, has exclusive authority to grant stock options to executive officers. The Compensation Committee considers both internal data, including financial and non-financial corporate goals and individual performance, as well as data from outside compensation consultants and independent executive compensation data from comparable high technology companies, in determining executive officers’ compensation.

 The Compensation Committee also reviews IMSI’s executive and leadership development policies, practices and plans to ensure that they support the Company’s ability to retain and develop the superior executive and leadership talent required to deliver against the Company’s short term and long term business strategies.

 Compensation Philosophy

 IMSI operates in an extremely competitive and rapidly changing high technology industry.

 When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•	ensures that the executive team has clear goals and accountability with respect to financial and non-financial corporate performance;

•	establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of IMSI, and the dynamic and challenging high technology labor markets in which IMSI operates;

•	independently assesses operating results on a regular basis in light of our expected performance; and

•	aligns pay incentives with the long-term interests of our stockholders.

      Compensation Program

 IMSI’s executive compensation program has three major components, all of which are intended to attract, retain and motivate highly effective executives:

1.	Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies. Local and national compensation data are examined and taken into account, along with the skills and performance of each officer and the needs of IMSI

2.	Cash incentive compensation is designed to motivate executives to attain short-term and longer-term corporate, business unit and individual management goals. The actual annual cash bonuses received by an executive depend upon attainment of these specified business goals, together with discretionary analysis of individual contribution. Payment of incentive bonuses for fiscal year 2004 depended upon the achievement of corporate financial goals. In setting goals and measuring performance against those goals, the Compensation Committee considers compensation practices among companies competing for a common employee pool, as well as general economic and market conditions. It is the intention of the Compensation Committee in fiscal year 2005 to continue this linkage between the achievement of specific financial targets, corporate and individual goals and the payment of incentive cash compensation to our officers and other executives.

3.	Equity-based incentive compensation has been provided to employees and management through our stock incentive plans. Under these plans, officers and employees are eligible to be granted stock options based on competitive market data, as well as their responsibilities and position at IMSI. These options allow participants to purchase shares of our Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with IMSI. Our stock option plans utilize vesting periods to encourage employees and executives to remain with IMSI and to focus on longer-term results.

22

IMSI believes that its executive compensation program falls within the typical range of compensation programs offered by comparable high technology companies.

 Chief Executive Officer Compensation

In determining Mr. Wade’s compensation for FY 2004, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the San Francisco Bay Area, and evaluated achievement of corporate and individual objectives for the fiscal year. Overall, Mr. Wade received $200,000 in annual base compensation for fiscal year 2004.

 Other Executive Compensation

 IMSI provides certain compensation programs to executives that are also available to our other employees, including pre-tax savings plans and medical/dental/vision benefits. There are no pension programs. We generally do not provide executive perquisites such as club memberships.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

By:	/s/ BRUCE GALLOWAY

Bruce Galloway Director, Chairman of the Compensation Committee & Chairman of the Board of Directors

By:	/s/ DONALD PERLYN

Donald Perlyn Director

By:	/s/ EVAN BINN

Evan Binn Director

23

COMPANY STOCK PRICE PERFORMANCE

The following graph shows a five-year comparison of cumulative return (stock appreciation) for our common stock, the Standard & Poor’s 500 stock index, the NASDAQ Composite Index and the Dow Jones Industrial Average Index.

24

OTHER MATTERS

PROPOSALS OF SHAREHOLDERS

Fiscal Year 2005 Stockholder Proposals or Nominations. From time to time, stockholders of the Company may submit proposals that they believe should be voted upon at the annual meeting or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company’s Fiscal Year 2005 proxy statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than June 30, 2005. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

MISCELLANEOUS

The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxied shares in accordance with their best judgment on said matters.

It is important that proxies be returned promptly with instructions as to voting. Shareholders who do not expect to attend the meeting in person are urged to mark, sign, date and send in the proxies by return mail.

By Order of the Board of Directors

February 1, 2005

25

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, MARCH 16, 2005

2:00 P.M., LOCAL TIME

The Sheraton Four Points Hotel

1010 Northgate Drive

San Rafael, CA 94903

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MARCH 16, 2005.

The undersigned hereby appoints Martin Wade, III and William J. Bush, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of International Microcomputer Software, Inc., a California corporation (hereinafter called the “Company”), to be held on Wednesday, MARCH 16, 2004 at The Sheraton Four Points Hotel - 1010 Northgate Drive, San Rafael, CA 94903 at 2:00 p.m. local time, and any adjournment thereof, and thereat to vote the undersigned’s shares in the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY
WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

26

APPENDIX A: INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

EXECUTIVE COMMITTEE CHARTER

Purpose of the Executive Committee

The Executive Committee (the “Committee”) is a committee of the Board of Directors of International Microcomputer Software, Inc. (the “Company”).

Organization

The Committee shall consist of not fewer than three members of the Board of Directors. All members of the Committee shall be appointed by the Board and at least two of the members shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of The Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”).

The Board will designate one member of the Committee as its Chair. The Committee will meet at least two times per year. Special meetings may be convened as required. The Chair of the Committee shall report to the full Board on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee shall annually review its own performance.

The Committee may form and delegate authority to subcommittees when appropriate. The Committee shall have the authority to engage independent legal, accounting and other advisers as it deems necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms.

Term

Subject to the Board of Directors discretion to change the composition of the committee at any time, the members of the committee shall be appointed by the Board after the Annual Meeting of Shareholders and serve until the expiration of their term as Director.

Roles and Responsibilities

The Committee has the following duties:

Strategic Direction

•	Review the Company’s strategic direction and make recommendations to the Board regarding modifications in direction

Business Transactions

•	Review and approve transactions involving businesses or product lines proposed by the company’s management with a value of the transaction not to exceed the greater 1% of the company’s total assets or $500,000.

27

However, if the proposed transaction is deemed to be either (i) material under the 8-K rules promulgated by the Securities and Exchange Commission; (ii) a “related party transaction” as described in Item 404 of Regulation S-B; or (iii) exceed the limits stated above, the Committee will not have final approval authority over such transaction. Instead, the Committee will make recommendations to the Board which will have the authority to approve or reject the proposed transaction.

Corporate Governance

•	Develop principles of corporate governance and recommend them to the Board for its consideration and approval;

•	Review, no less frequently than annually, the principles of corporate governance approved by the Board to ensure that they remain relevant and are being complied with;

•	Review proposed changes to the Company’s Articles of Incorporation and bylaws and make recommendations to the Board; and

•	Oversee compliance by the Board and its committees, other than the Audit Committee, with applicable laws and regulations, including those promulgated by the Securities and Exchange Commission and the Nasdaq Rules, to the extent applicable.

Board Composition, Evaluation and Nominating Activities

•	Review composition and size of the Board and determine the criteria for Board membership including issues of character, judgment, diversity, age, expertise, corporate experience, length of service, independence, and other board commitments;

•	Conduct an annual evaluation of the Board as a whole and evaluate the performance of individual Board members;

•	Identify, consider and recommend candidates to fill new positions or vacancies on the Board;

•	Review any candidates for the Board recommended by stockholders, provided such recommendations are submitted in compliance with the Company’s policies and procedures for consideration of candidates for the Board including the authority to retain a search firm to be used to identify Board candidates;

•	Recommend for the selection by the Board the director nominees for election to the Board by the stockholders at the annual meeting of stockholders;

•	Review the disclosure included in the Company’s proxy statement regarding the Company’s policies and procedures for the Committee’s consideration of candidates for the Board;

•	Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board regarding director compensation;

Board Committees

•	Periodically review the charter and composition of each Board committee and make recommendations to the Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees; and

•	Recommend to the Board persons to be members of the various Board committees.

Conflicts of Interest

•	Review, approve and monitor the Company’s code of business conduct and ethics and financial code of ethics for its senior financial officers, which may be included as part of the Company’s code of business conduct and ethics;

•	Consider questions of possible conflicts of interest of Board members and of corporate officers; and

•	Review actual and potential conflicts of interest (including potential taking of “corporate opportunity” by insiders) of Board members and corporate officers, and clear any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity.

Whistleblower Policy

•	Develop and recommend to the Board, in conjunction with the Audit Committee, a policy regarding receipt, retention and treatment of complaints received by the Company regarding the detection of fraud by Company officials.

•	Review any complaint or claim made by an employee or other person pursuant to the whistleblower policy and prepare and present to the Board a recommendation regarding appropriate action or other disposition of each such complaint or claim.

28

APPENDEX B: INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

AUDIT COMMITTEE CHARTER

Purpose of the Audit Committee

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of International Microcomputer Software, Inc. (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, including oversight of: (a) the financial reports and other financial information the Company provides to any governmental or regulatory body, the public and others; (b) the Company’s systems of internal accounting and financial controls; (c) the annual independent audit of the Company’s financial statements; and (d) the Company’s internal audit function.

In discharging its oversight role, the Committee is empowered (a) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and (b) to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Term

Subject to the Board of Directors discretion to change the composition of the committee at any time, the members of the committee shall be appointed by the Board after the Annual Meeting of Shareholders and serve until the expiration of their term as Director.

Membership on the Audit Committee

The Committee, which shall be appointed by the Board of Directors, shall be comprised of not fewer than three members of the Board and the Committee’s composition will meet the requirements of the NASD Manual Regarding Qualification Requirements for NASDAQ Stock Market Securities (the “Manual”).

Accordingly, all Committee members will be directors who:

1.	have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.	meet the criteria for independence set forth in Rule 10A-3(b)(1)(i) and (ii) under the Securities Exchange Act of 1934, as amended;

3.	have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years; and

4.	are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

In addition, at least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer of a public company with financial oversight responsibilities.

The Committee shall meet at such times and places as the Committee shall determine, and may take such action by written consent as they deem appropriate. The Committee shall periodically meet in executive session with the independent auditor, the Company’s chief audit officer and management. The Chairman of the Committee (if any) shall report to the full Board on Committee activities.

Key Responsibilities

The Committee’s job is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

29

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.	The Committee shall be responsible for the appointment, replacement, compensation and oversight of the work of the company’s independent auditor. The independent auditor will report directly to the Committee. In this capacity, the Committee will: (a) obtain and review annually a report by the independent auditor describing the auditor’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities within the preceding five years, and any steps taken to deal with such issues; (b) establish procedures and policies for the review and pre-approval by the Committee of all auditing services and permissible non-auditing services (including the fees and terms thereof) to be performed by the independent auditor; and (c) review and discuss with the independent auditor the independent auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such further matters as the independent auditors present the Company under general accepted auditing standards.

2.	The Committee shall review with management and the outside auditors the audited financial statements and management’s discussion and analysis of operations to be included in the Company’s Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61.

3.	As a whole, or through the Committee Chair, the Committee shall review with the outside auditors the Company’s interim financial results and management’s discussion and analysis of operations to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company’s filings on Form 10-QSB.

4.	The Committee shall review all press releases related to the financial matters of the Company, including all releases related to quarterly or annual earnings, mergers or acquisitions.

5.	With respect to the Company’s external audit, the Committee shall:

a.	request from the outside auditors annually and prior to the engagement of the auditor for the succeeding year, a formal written statement delineating all relationships between the auditor and the Company;

b.	discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor’s objectivity and independence;

c.	when appropriate, recommend that the Board take appropriate action in response to the auditor’s written statement to satisfy itself of the independence of the outside auditor;

d.	subject to any action that may be taken by the full Board, have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor; and

e.	on a quarterly basis, meet separately with the outside auditors to discuss any matters that the committee or auditors believe should be discussed privately

6.	With respect to the Company’s internal control and risk management:

a.	Annually, Management shall report to the Committee its assessment of the adequacy and effectiveness of the accounting and financial controls of the Corporation and the independent auditor shall provide the Committee with its assessment of such report. The Committee shall elicit recommendations for the improvement of such internal controls procedures or particular areas where new or more detailed controls or procedures are desirable.

b.	Management and the independent auditor shall discuss with the Committee significant financial risks and exposures. Further, the Committee will discuss policies with management with respect to risk assessment and risk management and shall assess the steps management has taken to minimize such risks to the Company.

c.	The independent auditor shall review with the Committee any significant findings and recommendations together with management’s response. The Committee shall satisfy itself that management has taken any necessary corrective actions on a timely basis.

7.	With respect to the Company’s compliance with regulatory matters

a.	Management and its counsel shall periodically update the Committee regarding compliance with laws and regulations.

b.	The Committee shall review the findings of any examinations by regulatory agencies.

c.	Management shall review with the Committee the code of conduct, and periodic updates to such code, and plan to ensure that all employees are aware of it, as well as the program for monitoring compliance.

d.	The Committee will establish procedures, covering the receipt, retention and treatment of complaints received by the Company regarding internal controls or auditing matters, including the detection of fraud, and confidential, anonymous submissions by employees or others regarding questionable financial, accounting, regulatory or auditing concerns (i.e. the Whistleblower Policy)

8.	Review, with management, policies and procedures with respect to officer expense accounts and use, if any, of corporate assets.

9.	The Committee will review the Committee Charter on a periodic basis to ensure it continues to address all significant areas of control and procedures which are appropriate and recommend to the Board appropriate amendments to the Charter consistent with the findings of such reviews.

10.	Annually, the Committee shall prepare a report of the Committee to the shareholders to be included in the Company’s annual meeting proxy statement.

The Committee shall have the authority to engage independent legal, accounting and other advisers as it deems necessary to carry out its duties. The Committee shall have sole authority to approve related fees and retention terms.

30

APPENDIX C: INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

CHARTER OF THE COMPENSATION COMMITTEE

Purpose

The purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Committee reviews, recommends and approves salaries and other compensation of IMSI’s executive officers, and administers IMSI’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

Membership and Structure

The Committee shall consist solely of independent directors (as defined in the applicable rules for NASDAQ-traded issuers as well as applicable federal law and as set forth in the company’s Guidelines on Significant Corporate Governance Issues). Appointment to the Committee, including designation of the Chair of the Committee, shall be made on an annual basis by the full Board upon recommendation of the Executive Committee of the Board. Meetings of the Committee shall be held at such times and places as the Committee shall determine, including by written consent. When necessary, the Committee shall meet in executive session outside of the presence of any senior executive officer of the company. The Chair of the Committee shall report on activities of the Committee to the full Board. In fulfilling its responsibilities, as set forth below, the Committee shall have authority to delegate its authority to subcommittees, including subcommittees consisting solely of one or more IMSI employees, in each case to the extent permitted by applicable law.

Term

Subject to the Board of Directors discretion to change the composition of the committee at any time, the members of the committee shall be appointed by the Board after the Annual Meeting of Shareholders and serve until the expiration of their term as Director.

Responsibilities

The Committee shall:

Meet in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee shall consider the annual performance evaluation of the CEO conducted by the Board of Directors in light of company goals and objectives relevant to CEO compensation, competitive market data pertaining to CEO compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the company and its shareholders.

Determine salaries, bonuses, and other matters relating to compensation of the executive officers of the company. In determining the amount, form, and terms of such compensation, the Committee shall consider the officer’s performance in light of company goals and objectives relevant to executive compensation, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interests of the company and its stockholders. The CEO of the company may be present at meetings during which such compensation is under review and consideration but may not vote.

Review and make recommendations with respect to stockholder proposals related to compensation matters.

Review and make recommendations to the Board regarding executive compensation and benefit plans and programs.

As requested by IMSI management, review, consult and make recommendations and/or determinations regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan such as the SERP Administrative Committee or the Benefits Administrative Committee).

Administer the company’s equity incentive plans, including the review and grant of stock option and other equity incentive grants to executive officers.

Administer the company’s employee stock purchase plan.

Be authorized to delegate to any one or more members of the Board of Directors, which person(s) need not be members of the Committee, the authority to review and grant, as the act of the Committee and of the Board, stock options and/or employee stock purchase plan rights to eligible employees.

Review and approve the Report of the Committee on Executive Compensation to be included in the company’s annual proxy statement.

When appropriate, be authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

Annually review and reassess the adequacy of its charter and recommend any changes to the full Board.

In fulfilling its responsibilities, the Committee shall have the authority, and shall be afforded resources sufficient, to engage independent compensation consultants or legal advisers when determined by the Committee to be necessary or appropriate. The Committee shall have sole authority to retain and terminate any such consultant or legal adviser, including sole authority to approve the fees and other retention terms.

31

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE FOR VOTING INSTRUCTIONS.

Ý PLEASE DETACH HERE Ý

International Microcomputer Software, Inc
100 Rowland Way, Suite # 300
Novato, CA 94945
Phone:  (415) 878-4000
Fax:  (415) 897 -2544

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

PROPOSAL 1: Election of directors.
NOMINEE	[ ] VOTE FOR ALL NOMINEES (EXCEPT AS MARKED)	[ ] VOTE WITHHELD FROM ALL NOMINEES

01 Bruce R. Galloway

02 Martin Wade, III

03 Donald Perlyn

04 Evan Binn

05 Robert Mayer

06 Robert S. Falcone

07 Richard J. Berman

Instructions to PROPOSAL 1: To Withhold Authority To Vote For Any Indicated Nominee, Write The Number(S) Of The Nominee(S) In The Box Provided To The Right.

PROPOSAL 2: To ratify the appointment of BURR, PILGER & MAYER LLP as IMSI’s independent auditors for the fiscal year ending June 30, 2005.	[ ] Vote For	[ ] Against	[ ] Abstain

PROPOSAL 3: To Approve the amendment to The 2004 Incentive Stock Option Plan.	[ ] Vote For	[ ] Against	[ ] Abstain

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
This proxy card should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all should sign.

Signature 1	Signature 2	Date (dd/mm/yyyy)
________________________	________________________	________ / ________ / ________

32